UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2022

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 1, 2022, Targa Resources Corp., a Delaware corporation (NYSE: TRGP) (the “Company”), filed a current report on Form 8-K (the “Original Filing”) in connection with the closing of the acquisition on July 29, 2022 of all of the issued and outstanding interests of Lucid Energy Delaware, LLC, a Delaware limited liability company (“Lucid”) by Lasso Acquiror LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company. This Current Report on Form 8-K/A is being filed to amend and supplement the Original Filing to include to the audited financial statements of Lucid Energy Group II LLC, a Delaware limited liability company (“Lucid Parent”), and the unaudited pro forma condensed consolidated financial statements of the Company, as required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

The Pro Forma financial statements are based on the historical financial statements of Lucid Parent because substantially all of its operating assets and liabilities are those of Lucid. The elimination of specified assets and liabilities not acquired or assumed by the Company is depicted in the pro forma financial statements presenting the effects of the acquisition. No other modifications to the Original Filing are being made by this Form 8-K/A. This Form 8-K/A should be read in connection with the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Consolidated Financial Statements of Lucid Parent as of and for the three months ended March 31, 2022 (unaudited) and as of and for the year ended December 31, 2021 (audited), including the notes thereto, are filed herewith as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2022 and for the year ended December 31, 2021, including the notes thereto, are filed herewith as Exhibit 99.2.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors for Lucid Energy Group II LLC.

99.1	Consolidated Financial Statements of Lucid Energy Group II LLC as of and for the three months ended March 31, 2022 (unaudited) and as of and for the year ended December 31, 2021 (audited), including the notes thereto.

99.2	Unaudited pro forma condensed consolidated financial statements of Targa Resources Corp. as of and for the three months March 31, 2022 and for the year ended December 31, 2021, including the notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: October 11, 2022	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale

Chief Financial Officer